Exhibit 10.28

EXECUTION VERSION

SECOND AMENDMENT

SECOND AMENDMENT, dated as of October 22, 2014 (this “Second Amendment”), to the Credit Agreement, dated as of March 27, 2013 (as amended prior to the date hereof, the “Credit Agreement”), among ARRIS Group, Inc. (formerly known as ARRIS Enterprises I, Inc.) (the “Company”), ARRIS Enterprises, Inc. (formerly known as ARRIS Group, Inc.), Bank of America, N.A., as administrative agent (the “Administrative Agent”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), and the other agents parties thereto.

PRELIMINARY STATEMENTS

Pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company and the other Borrowers.

The Company has requested certain amendments to the Credit Agreement.

The Lenders party hereto and the Administrative Agent are willing to agree to this Second Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments to Article I. (a) Section 1.01 of the Credit Agreement is hereby amended as of the Second Amendment Effective Date by (i) deleting clause (b) of the definition of “Change of Control” in its entirety, (ii) re-designating clause (c) as a new clause (b) and (iii) re-designating clause (d) as a new clause (c).

(b) Section 1.01 of the Credit Agreement is hereby amended as of the Second Amendment Effective Date by inserting, in proper alphabetical order, the following new definitions:

“Second Amendment” means the Second Amendment, dated as of the Second Amendment Effective Date, to this Agreement.

“Second Amendment Effective Date” means October 22, 2014.

SECTION 3. Conditions to Effectiveness of Second Amendment. This Second Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “Second Amendment Effective Date”):

(a) Amendment Documentation. The Administrative Agent shall have received (i) a counterpart of this Second Amendment, executed and delivered by a duly authorized officer of each Borrower and (ii) signature pages to this Second Amendment, executed and delivered by the Required Lenders.

(b) Collateral. The Borrowers and the other Loan Parties shall have executed an instrument of acknowledgement and confirmation reasonably satisfactory to the Administrative Agent with respect to the guarantees, security interests and liens created under the Loan Documents after giving effect to this Second Amendment.

SECTION 4. Representations and Warranties. The Company hereby represents and warrants that (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents, shall be, after giving effect to this Second Amendment, true and correct in all material respects as if made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier time, in which case such representations and warranties were true and correct in all material respects as of such earlier time; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Second Amendment and (b) after giving effect to this Second Amendment, no Default shall have occurred and be continuing.

SECTION 5. Effects on Loan Documents. Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents or constitute a waiver of any provision of the Loan Documents.

SECTION 6. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN, MUTATIS MUTANDIS.

SECTION 7. Loan Document. This Second Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8. Amendments; Execution in Counterparts; Notice. This Second Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Required Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. This Second Amendment may be executed in counterparts (and by different parties hereto in different counterparts), including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

ARRIS GROUP, INC.

By:
Name:
Title:

ARRIS ENTERPRISES, INC.

By:
Name:
Title:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

LENDER SIGNATURE PAGE TO THE

SECOND AMENDMENT TO THE ARRIS GROUP, INC.

CREDIT AGREEMENT

[LENDER]

By:
Name:
Title:

By:
Name:
Title: